UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2013

SEALED AIR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Riverfront Boulevard Elmwood Park, New Jersey		07407
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 201-791-7600

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 16, 2013, Sealed Air Corporation (the “Company”) held its annual meeting of stockholders. The holders of a total of 170,686,913 shares of our common stock were present in person or by proxy at the annual meeting, representing approximately 87.18% of the voting power entitled to vote at the annual meeting. Each share of common stock was entitled to one vote on each matter before the meeting. The matters considered and voted on by the stockholders at the annual meeting and the vote of the stockholders were as follows:

1.	The stockholders elected the entire board of directors, each of whom holds office until a successor is elected and qualified or until his or her earlier resignation or removal, by the following votes:

Nominee		For	Against	Abstain
1.	Hank Brown	152,131,336	6,298,120	304,020
2.	Michael Chu	150,977,477	7,437,470	318,529
3.	Lawrence R. Codey	152,391,965	6,010,975	330,536
4.	Patrick Duff	154,104,960	4,259,939	368,577
5.	William V. Hickey	148,330,358	10,122,319	280,799
6.	Jacqueline B. Kosecoff	152,287,465	6,082,548	363,463
7.	Kenneth P. Manning	121,619,991	36,776,939	336,546
8.	William J. Marino	152,564,760	5,852,457	316,259
9.	Jerome A. Peribere	153,641,549	4,924,713	167,214
10.	Richard L. Wambold	155,721,936	2,684,899	327,541
11.	Jerry R. Whitaker	153,862,324	4,480,064	387,667

2.	The stockholders approved the amendment to the 2005 Contingent Stock Plan of Sealed Air Corporation by the following vote:

	For	Against	Abstain
Approval of Amended 2005 Contingent Stock Plan of Sealed Air Corporation	139,675,636	18,271,409	786,120

3.	The stockholders approved the metrics under and the amendment of the Performance-Based Compensation Program of Sealed Air Corporation by the following vote:

	For	Against	Abstain
Approval of Amended Performance-Based Compensation Program of Sealed Air Corporation	141,246,710	16,718,209	768,246

4.	The stockholders approved, on a non-binding advisory basis, the executive compensation as disclosed in the proxy statement by the following vote:

	For	Against	Abstain
Approval of Executive Compensation	144,945,425	12,987,299	800,441

5.	The stockholders ratified the appointment of KPMG LLP as our independent auditor for the fiscal year ending December 31, 2013 by the following vote:

	For	Against	Abstain	Broker Non- Votes
Ratification of Appointment of KPMG	165,432,746	4,964,572	289,595	0

Item 7.01 Regulation FD Disclosure

The Company issued a press release announcing that Lawrence R. Codey was elected by the Board of Directors to serve as non-executive Chairman of the Board effective May 16, 2013. He was elected to serve in this position until the 2014 annual meeting of stockholders. In connection with Mr. Codey’s election as Chairman, the Board decided to remove the lead director position. William J. Marino, who previously served as the lead director, and William V. Hickey, who previously served as the Chairman, will continue as members of the Board until the next annual meeting of stockholders.

The Company is also disclosing under Item 7.01 of this Current Report on Form 8-K the investor presentation attached to this report as Exhibit 99.2, which information is incorporated herein by reference.

The information in this Item 7.01 of this Form 8-K and the exhibits attached hereto are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated May 21, 2013

99.2	Investor Presentation dated May 22, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

By:	/s/ Norman D. Finch Jr.
Name:	Norman D. Finch Jr.
Title:	Vice President, General Counsel and Secretary

Dated: May 22, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 21, 2013

99.2	Investor Presentation dated May 22, 2013